The Latin American
Investment Fund, Inc.
---------------------
SEMI-ANNUAL REPORT
JUNE 30, 1999

[PHOTO]

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          7

Schedule of Investments.......................................................................          9

Statement of Assets and Liabilities...........................................................         14

Statement of Operations.......................................................................         15

Statement of Changes in Net Assets............................................................         16

Financial Highlights..........................................................................         17

Notes to Financial Statements.................................................................         19

Results of Annual Meeting of Shareholders.....................................................         25

Description of InvestLink-SM- Program.........................................................         26

PICTURED ON THE COVER IS PALENQUE, ONE OF THE MOST BEAUTIFUL MAYAN RUINS. IT IS LOCATED IN PALENQUE NATIONAL PARK IN THE STATE OF CHIAPAS, MEXICO.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                  August 5, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Investment Fund, Inc. (the "Fund") for the six months ended June 30, 1999.

At June 30, 1999, the Fund's net assets were approximately $100.0 million. The Fund's net asset value ("NAV") was $14.64 per share, as compared to $11.49 at December 31, 1998.

PERFORMANCE: EFFECTIVE CHOICES IN MEXICO, ARGENTINA AND COLOMBIA

For the six months ended June 30, 1999, the Fund's total return, based on NAV was 27.4%. By comparison, the Morgan Stanley Capital International Emerging Markets Free Latin America Index ("EMFLA") rose by 31.0% over the same period.

As the Fund invests a substantial portion of assets (around 33%) in Latin American fixed income, however, a more realistic performance benchmark would be one that proportionately blends the returns of Latin American fixed income and equity indices. Utilizing the Latin component of J.P. Morgan's Emerging Markets Bond Index Plus ("EMBI+") and EMFLA in this way, the Fund's blended benchmark would have returned approximately 22.4% during the first half of 1999, versus the Fund's 27.4%.

Overall performance on the equity side gained most from positions in Mexico and Argentina, as well as stock selection more generally:

- I overweighted Mexico relative to EMFLA during a period in which, by far, Mexico was the strongest Latin American market. Mexican stock selection emphasized companies well-positioned to prosper as the domestic economy recovered.

- My underweight in Argentina proved effective during the second quarter, when investor interest declined following the elimination of YPF Sociedad Anonima (the nation's biggest oil and gas company and most liquid stock) from trading due to its acquisition by Spain's Repsol.

The Fund's fixed income holdings, which amounted to roughly a third of the portfolio at June 30, generated a return meaningfully higher than that of EMBI+'s Latin component. Within the fixed income allocation, for which Salomon Brothers Asset Management Inc. serves as adviser to the Fund, three country weighting decisions were particularly successful:

- Overweighting Venezuela, which returned nearly 21% and was, by far, the period's best-performing Latin debt market.

- Underweighting Argentina and Ecuador, which were the weakest Latin debt markets. Ecuador, which declined over 8%, was also the only Latin debt market to generate a negative return during the period.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

LATIN AMERICA: FROM RALLY TO RECOVERY?

EQUITIES. The impressive rally in Latin American equity markets over the first half of this year was driven by improved sovereign risk, stronger commodity prices, falling interest rates and generally positive macroeconomic fundamentals. All of these conditions had been missing for some time, and their reemergence was warmly received by investors.

The first stage of the equity rally ended in mid-May, with an ensuing correction fueled by profit-taking and concerns about the potential for higher U.S. interest rates. Investors returned to Latin markets in mid-June, however, igniting a second rally phase, one more focused on corporate performance and less on the excessively low valuations that had stimulated the first.

- As mentioned earlier, Mexico (+52.3%) was the year's best-performing Latin market through June. In addition to its very strong macroeconomic fundamentals, Mexico benefited in the second quarter from an unusual financial aid package from global lenders like the International Monetary Fund ("IMF").

  The package was unusual in that, perhaps for the first time, the lenders provided it on a proactive, rather than a reactive, basis. This approach allowed investors to ignore some of the inevitable political noise about crime and corruption preceding next year's presidential election and focus instead on Mexico's economic outlook, which was (and is) very positive.

- Although Brazil generated a healthy 18.7% return in the first half, there is some cause for concern. Deteriorating economic fundamentals increasingly suggest that the country will be unable to meet its IMF-mandated economic targets for 1999. However, investor sentiment has been buoyed by the central bank's aggressive interest-rate cuts (I.E., from a high of 45% in early March to 21% at the end of June) and the belief that the Brazilian market still offers substantial value that is--as yet--largely unrealized.

- Chilean stocks (+28.7%) rose on the strength of major interest-rate cuts, a recovery in the price of copper (+10% year-to-date through June) and the government's announcement of an emergency plan to stimulate the economy. Elsewhere, almost all other Latin equity markets did well over the first half, with Peru up 19.8%, Argentina up 24.8% and Venezuela up 15.5%.

FIXED INCOME. Investors in Latin fixed income markets responded positively to a number of factors, most notably conditions in Brazil. While I just cited reasons for concern about Brazil's economy, it should be noted that the backdrop of these concerns is much more favorable than was the case as recently as late 1998. Since that time, the government has finally devalued the real--long dreaded as a measure of last resort--and dramatically reduced interest rates.

The net effect of these and other developments in Brazil has been favorable for the nation's sovereign debt. Given Brazil's importance among Latin American economies, fixed income markets elsewhere in the region have benefited by association. Other positive drivers of Latin debt prices included firming prices for key regional commodities like oil and copper, as well as investors' higher comfort level with sovereign risk among emerging markets more generally.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY: FOCUSING ON BLUE CHIP EQUITIES AND BIGGEST SOVEREIGN DEBT MARKETS

TOP 5 EQUITY HOLDINGS, BY ISSUER*                    TOP 5 FIXED INCOME
                                                     HOLDINGS, BY ISSUER

                                                        % OF                                                            % OF
   HOLDING                             COUNTRY       NET ASSETS    HOLDING                             COUNTRY       NET ASSETS
   ------------------------------  ----------------  ----------    ------------------------------  ----------------  ----------
 1. Telmex                              Mexico           7.4     1. Argentina Gov't Bonds             Argentina          7.6
 2. Camuzzi Argentina                 Argentina          4.1     2. Brazil Gov't Bonds                  Brazil           6.8
 3. Televisa                            Mexico           4.1     3. Mexico Gov't Bonds                  Mexico           6.4
 4. Telebras                            Brazil           3.0     4. Venezuela Gov't Bonds             Venezuela          5.6
 5. Tele Norte Leste                    Brazil           2.8     5. Colombia Gov't Bonds               Colombia          2.3
                                                         ---                                                             ---
   Total                                                21.4       Total                                                28.7
* Company names are abbreviations of those found in the chart on page 8.

CURRENT ASSET ALLOCATION
(% of net assets)
EDGAR REPRESENTATION OF
DATA POINTS USED IN
PRINTED GRAPHIC

Equities 57.38%
Fixed Income 33.23%
Private Equities 6.65%
Cash & Other Assets 2.74%

HISTORICAL EQUITIES/FIXED INCOME MIX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       Equities              Fixed Income
12/31/96                  87.16                       2.7
6/30/97                   90.22                      9.51
12/31/97                  90.25                     15.23
6/30/98                   70.97                     23.61
12/31/98                  63.43                     34.72
6/30/99                   63.76                      33.5

EQUITIES. I have chosen to address volatility in Latin equity markets by sticking to my proverbial knitting: careful stock selection and a reliance on highly liquid, well-managed companies with strong balance sheets and strong earnings growth. With this in mind, my focus remains on blue chips, particularly those that are both well-positioned to prosper in a recovering economic environment and available at reasonable valuations. I also anticipate some allocation to neglected smaller names as market conditions stabilize.

On a country level, I strongly favor the two biggest Latin American markets, Mexico and Brazil, but for somewhat different reasons. Mexico's positive macroeconomic fundamentals prompt me to weigh in on the side of growth stocks across the board there, particularly those in sectors that are most responsive to the domestic economy, such as food

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

and beverages, retail and other consumer-related. My preference in Brazil is decidedly for those sectors that are benefiting from a wave of corporate restructurings currently well under way (E.G., oil & natural gas, telecommunications).

FIXED INCOME. The Fund's fixed income adviser also is emphasizing the biggest Latin markets. In order of descending size, target country allocations are approximately 25% of fixed income assets in Argentina (I.E., a modest overweight), 20% each in Brazil and Mexico (neutral), 14% in Venezuela (overweight), 8% in Colombia (overweight), 4% each in Panama (neutral) and Peru (overweight) and 3% in Ecuador (underweight).

OUTLOOK: GLOBAL PICTURE SEEMS HELPFUL, BRAZIL A CORE CONCERN

As is their usual pattern, Latin American equity and debt markets are likely to remain volatile in the near-term. Elections and concerns about reliance on external funding are major reasons for recent market weakness. On the other hand, no one seems to like Latin assets at the moment. The latter normally is a good sign, so I intend to remain fully invested both in equities and fixed income.

EQUITIES. Assuming global growth picks-up and commodity prices proceed on an upward path, I would see any market corrections as opportunities to increase equity exposure.

A key driver will be whether Brazil's economy, which is now in deep recession, has bottomed out and will begin to recover in the second half. Positives in this regard are that the real currency is very competitive at existing levels, Brazilian interest rates are trending downward, inflation is very much under control and there is definitely room for continued easing of monetary policy.

On Brazil's corporate side, aggressive restructuring in certain sectors like oil & natural gas and telecommunication, along with cost-cutting and tariff increases, should help to hold investor interest. And there also is the fact that Brazilian equities are still some 20% below their peak reached in May. In other words, value remains available to those who are carefully opportunistic, as I intend to be.

Beyond this, I am ever mindful of the region's political instability. Most Latin American countries have an important election coming up, or a needed reform that must be pushed through. This is particularly the case in Brazil, where doubts about the nation's commitment to fiscal reform are keeping equity valuations low versus those of other Latin equity markets. It is nothing new, though, and is among many factors that I watch carefully every day to help position the Fund's equity portion for future appreciation.

In addition, I continue to seek out private equities with good performance prospects for medium-term investors.

FIXED INCOME. My near-term outlook for Latin fixed income markets is similarly cautious, as a variety of technical elements (E.G., low trading volume, the unwillingness of many dealers to maintain significant inventory for sale, an expected heavy issuance of new bonds in the next six-12 months) is serving to maintain downward pressure on prices and valuations.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

In the long-term, however, I believe that underlying credit fundamentals will continue to improve and current high yields offer some cushion against further meaningful declines. In this respect, ongoing recovery across the world's economies and a consequent pick-up in commodity prices, for example, should be good news. Patient bond investors willing to hold positions with the latter factors in mind should benefit accordingly.

SHARE REPURCHASE UPDATE

In October 1998, the Fund's directors proposed and approved a program to repurchase up to 15% of outstanding shares to help reduce the difference between the Fund's share price and its net asset value. The program was completed in late July, and I am happy to report both that it was successful in its goal of benefiting shareholder value--nearly all shares were bought back at a discount to NAV well over 20%--and not disruptive to the market in doing so.

Respectfully,

/s/Richard W. Watt

Richard W. Watt
President and Chief Investment Officer*

FROM CREDIT SUISSE ASSET MANAGEMENT:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 26 through 28 of this report.

III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

     CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

     CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined CSAM on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Portugal Fund, Inc.
Peter Wilby, of Salomon Brothers Asset Management Inc. ("SBAM") is responsible for managing the Fund's sovereign debt portfolio. Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager responsible for SBAM's portfolios which invest in high yield sovereign debt and high yield corporate securities. Prior to that time, Mr. Wilby managed high yield bonds and leveraged equities in mutual funds and institutional portfolios for Prudential Capital Management Group ("Prudential"). He had previously served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby is a Chartered Financial Analyst and a Certified Public Accountant.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          6/30/99   12/31/98
Argentina                   13.99%     17.74%
Brazil                      24.47%     28.35%
Chile                        9.34%      6.55%
Colombia                     2.28%      2.01%
Ecuador                      1.54%      1.33%
Mexico                      33.34%     28.96%
Panama                       1.19%      1.04%
Peru                         3.87%      3.86%
Venezuela                    6.05%      6.62%
Other                        1.77%      1.77%
Cash & Cash Equivalents      2.16%      1.77%

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            6/30/99   12/31/98
Banking                                        2.33%      1.81%
Broadcast, Radio & Television                  4.09%      1.85%
Cement                                         1.68%      2.15%
Electric Distribution                          1.82%      1.66%
Food & Beverages                               8.81%      6.80%
Investment & Holding Companies                 3.10%      2.36%
Local and/or Long Distance Telephone
Service                                       10.08%      6.58%
Mining                                         1.79%      2.39%
Oil & Natural Gas                              5.27%      8.88%
Paper Products                                 2.70%      2.72%
Retail                                         1.76%      3.15%
Telecommunications                            11.62%     13.99%
Utilities                                      2.30%      4.34%
Fixed or Floating Rate Investments            33.50%     34.72%
Other                                          6.41%      4.75%
Cash & Cash Equivalents                        2.74%      1.85%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1999 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                              Percent of Net
           Holding                                                      Sector                 Country            Assets
----------------------------------------------------------------------------------------------------------------------------
       1.  Republic of Argentina                                Fixed or Floating Rate
                                                                     Investments              Argentina              7.6
----------------------------------------------------------------------------------------------------------------------------
       2.  Telefonos de Mexico, S.A.                              Telecommunications            Mexico               7.4
----------------------------------------------------------------------------------------------------------------------------
       3.  Federal Republic of Brazil                           Fixed or Floating Rate
                                                                     Investments                Brazil               6.8
----------------------------------------------------------------------------------------------------------------------------
       4.  United Mexican States                                Fixed or Floating Rate
                                                                     Investments                Mexico               6.4
----------------------------------------------------------------------------------------------------------------------------
       5.  Republic of Venezuela                                Fixed or Floating Rate
                                                                     Investments              Venezuela              5.6
----------------------------------------------------------------------------------------------------------------------------
       6.  Camuzzi Argentina S.A.                                 Oil & Natural Gas           Argentina              4.1
----------------------------------------------------------------------------------------------------------------------------
       7.  Grupo Televisa S.A.                                    Broadcast, Radio &
                                                                      Television                Mexico               4.1
----------------------------------------------------------------------------------------------------------------------------
       8.  Telecomunicacoes Brasileiras S.A.                  Local and/or Long Distance
                                                                  Telephone Service             Brazil               3.0
----------------------------------------------------------------------------------------------------------------------------
       9.  Tele Norte Leste Participacoes S.A.                Local and/or Long Distance
                                                                  Telephone Service             Brazil               2.8
----------------------------------------------------------------------------------------------------------------------------
      10.  Kimberly-Clark de Mexico, S.A. de C.V.                   Paper Products              Mexico               2.7
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-63.76%
 ARGENTINA-6.37%
 BANKING-0.40%
Banco Frances S.A. ADR..................         10,200  $   193,800
Bansud S.A., Class B+...................         81,512      207,884
                                                         -----------
                                                             401,684
                                                         -----------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-0.64%
Telecom Argentina Stet - France Telecom
 S.A. ADR...............................         23,900      639,325
                                                         -----------
 OIL & NATURAL GAS-4.13%
Camuzzi Argentina S.A.*+................      1,536,387    4,132,881
                                                         -----------
 TELECOMMUNICATIONS-1.20%
Telefonica de Argentina S.A. ADR........         38,232    1,199,529
                                                         -----------
TOTAL ARGENTINA (Cost $4,612,479)......................    6,373,419
                                                         -----------
 BRAZIL-17.67%
 BANKING-1.45%
Banco do Brasil S.A., Series A, Warrants
 (expiring 06/30/01)+...................     11,877,000        7,448
Banco do Brasil S.A., Series B, Warrants
 (expiring 06/30/06)+...................     17,815,500       13,085
Banco do Brasil S.A., Series C, Warrants
 (expiring 06/30/11)+...................     29,692,500       26,337
Banco Itau S.A. PN......................      2,731,100    1,404,125
                                                         -----------
                                                           1,450,995
                                                         -----------
 FERTILIZER-0.01%
Serrana S.A. ON+........................         14,249        4,830
Serrana S.A. PN+........................         16,991        5,088
                                                         -----------
                                                               9,918
                                                         -----------
 FOOD & BEVERAGES-1.95%
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar GDR................         32,000      598,000
Companhia Cervejaria Brahma ADR.........        119,600    1,352,975
                                                         -----------
                                                           1,950,975
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-9.44%
Embratel Participacoes S.A. ADR.........         62,765  $   870,864
Tele Centro Sul Participacoes S.A.
 ADR....................................         16,100      893,550
Tele Norte Leste Participacoes S.A.
 ADR....................................        149,500    2,775,094
Telecomunicacoes Brasileiras S.A. ADR...         33,100    2,985,206
Telecomunicacoes de Minas Gerais S.A.
 PNB....................................        132,070        3,283
Telecomunicacoes de Sao Paulo S.A. PN...      7,847,193      931,023
Telecomunicacoes de Sao Paulo S.A., PN
 Receipts+..............................        135,170       16,037
Telesp Participacoes S.A. ADR...........         42,000      960,750
                                                         -----------
                                                           9,435,807
                                                         -----------
 MINING-1.26%
Companhia Vale do
 Rio Doce ADR...........................         18,900      375,239
Companhia Vale do
 Rio Doce PNA...........................         44,868      882,151
                                                         -----------
                                                           1,257,390
                                                         -----------
 OIL & NATURAL GAS-1.14%
Petroleo Brasileiro S.A. PN.............      4,500,000      699,153
Petroleo Brasileiro S.A. PN ADR.........         30,400      444,911
                                                         -----------
                                                           1,144,064
                                                         -----------
 TELECOMMUNICATIONS-0.66%
Telesp Celular Participacoes
 S.A. ADR...............................         24,700      660,725
                                                         -----------
 UTILITIES-1.76%
Centrais Eletricas Brasileiras S.A. PNB
 ADR....................................         53,336      536,987
Companhia Paranaense de Energia ADR.....        146,549    1,227,348
                                                         -----------
                                                           1,764,335
                                                         -----------
TOTAL BRAZIL (Cost $16,613,854)........................   17,674,209
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CHILE-8.76%
 BANKING-0.48%
Banco de Credito e Inversiones..........         72,752  $   484,452
                                                         -----------
 CONSUMER DURABLES-0.37%
Empresas Almacenes Paris S.A............        441,229      370,351
                                                         -----------
 ELECTRIC DISTRIBUTION-1.16%
Chilectra S.A. ADR......................         53,550    1,158,656
                                                         -----------
 ELECTRIC GENERATION-0.85%
Empresa Nacional de Electricidad S.A....      1,221,723      470,301
Enersis S.A.............................        830,623      376,645
                                                         -----------
                                                             846,946
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.15%
Besalco S.A.............................         66,354      153,642
                                                         -----------
 FERTILIZER-0.45%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................        129,061      448,258
                                                         -----------
 FINANCIAL SERVICES-0.01%
Invercap S.A............................         12,094        6,534
                                                         -----------
 FOOD & BEVERAGES-1.71%
Compania Cervecerias
 Unidas S.A.............................         48,420      270,946
Embotelladora Andina S.A. PNA...........        121,203      397,579
Embotelladora Andina S.A. PNB...........         49,172      123,355
Embotelladora Arica S.A. ADR++..........         75,000      918,750
                                                         -----------
                                                           1,710,630
                                                         -----------
 FORESTRY-1.48%
Compania Chilena de
 Fosforos S.A...........................         69,033      113,223
Compania de Petroleos de
 Chile S.A..............................        262,729      892,239
Empresas CMPC S.A.......................         51,504      473,052
                                                         -----------
                                                           1,478,514
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 INSURANCE-0.12%
Compania de Seguros La Prevision Vida
 S.A.+..................................        188,348  $   119,932
                                                         -----------
 RETAIL-0.36%
Sociedad Anonima Comercial e Industrial
 Falabella..............................        438,743      364,878
                                                         -----------
 STEEL-0.42%
Compania Acero del Pacifico S.A.........        270,555      417,644
                                                         -----------
 TELECOMMUNICATIONS-0.66%
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................         40,717      248,270
Compania de Telecomunicaciones de Chile
 S.A., Class B..........................        113,213      415,060
                                                         -----------
                                                             663,330
                                                         -----------
 UTILITIES-0.54%
Gener S.A. ADR..........................         30,305      537,914
                                                         -----------
TOTAL CHILE (Cost $7,848,164)..........................    8,761,681
                                                         -----------
 COLOMBIA-0.00%
 BANKING-0.00%
Banco de Bogota (Cost $0)...............              9           26
                                                         -----------
 JAMAICA-0.67%
 INVESTMENT & HOLDING COMPANIES-0.67%
Jamaican Assets I L.P.+=/= (Cost
 $801,191)..............................        794,973      668,660
                                                         -----------
 LATIN AMERICA-0.00%
 TELECOMMUNICATIONS-0.00%
International Wireless Communications,
 Inc.,
 Series D*+.............................        186,400            0
International Wireless Communications,
 Inc.,
 Series F*+.............................         10,840            0

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...              1  $         0
                                                         -----------
TOTAL LATIN AMERICA (Cost $1,259,471)..................            0
                                                         -----------
 MEXICO-26.92%
 BROADCAST, RADIO & TELEVISION-4.09%
Grupo Televisa S.A. GDR+................         91,145    4,084,435
                                                         -----------
 CEMENT-1.68%
Cemex, S.A. de C.V. CPO.................        340,777    1,678,589
                                                         -----------
 DIVERSIFIED OPERATIONS-1.40%
Alfa, S.A., Series A....................        312,110    1,295,770
Desc, S.A. de C.V. ADR..................          4,600      104,075
                                                         -----------
                                                           1,399,845
                                                         -----------
 FINANCIAL SERVICES-1.15%
Grupo Financiero Banamex Accival, S.A.
 de C.V., Series O+.....................        114,000      290,138
Grupo Financiero Bancomer, S.A. de C.V.,
 Series O...............................      2,384,000      862,083
                                                         -----------
                                                           1,152,221
                                                         -----------
 FOOD & BEVERAGES-5.15%
Coca-Cola Femsa S.A. ADR+...............         71,900    1,393,062
Fomento Economico Mexicano, S.A. de C.V.
 ADR....................................         26,480    1,055,890
Grupo Industrial Bimbo, S.A. de C.V.,
 Series A...............................        229,914      512,004
Grupo Modelo, S.A. de C.V., Series C....        766,849    2,187,512
                                                         -----------
                                                           5,148,468
                                                         -----------
 INVESTMENT & HOLDING COMPANIES-1.94%
Grupo Carso, S.A. de C.V.,
 Series A1+.............................        417,825    1,936,262
                                                         -----------
 PAPER PRODUCTS-2.70%
Kimberly-Clark de Mexico, S.A. de C.V.,
 Series A...............................        657,102    2,703,665
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 RETAIL-1.40%
Cifra S.A. de C.V. ADR+.................         72,889  $ 1,397,960
                                                         -----------
 TELECOMMUNICATIONS-7.41%
Telefonos de Mexico, S.A.,
 Class L ADR............................         91,689    7,409,617
                                                         -----------
TOTAL MEXICO (Cost $22,988,821)........................   26,911,062
                                                         -----------
 PERU-2.44%
 ELECTRIC DISTRIBUTION-0.66%
Ontario-Quinta A.V.V.*..................        824,037      654,159
                                                         -----------
 MINING-0.53%
Southern Peru Copper Corp. ADR..........         36,700      529,856
                                                         -----------
 TELECOMMUNICATIONS-1.25%
Telefonica del Peru S.A. ADR............         82,700    1,250,837
                                                         -----------
TOTAL PERU (Cost $2,491,031)...........................    2,434,852
                                                         -----------
 VENEZUELA-0.44%
 CEMENT-0.00%
Corporacion Venezolana de Cementos,
 S.A.C.A., Shares 1.....................            217           89
Corporacion Venezolana de Cementos,
 S.A.C.A., Shares 2.....................             29           12
                                                         -----------
                                                                 101
                                                         -----------
 TELECOMMUNICATIONS-0.44%
Venworld Telecommunications=/=..........         40,140      437,014
                                                         -----------
TOTAL VENEZUELA (Cost $816,963)........................      437,115
                                                         -----------
 GLOBAL-0.49%
 INVESTMENT & HOLDING COMPANIES-0.49%
Emerging Markets Ventures, L.P.+=/=#
 (Cost $530,167)........................        521,708      490,087
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $57,962,141)..........................................   63,751,111
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 FIXED OR FLOATING RATE INVESTMENTS-33.50%
 ARGENTINA-7.62%
Republic of Argentina, Series REGS, Euro
 MTN, 11.75%, 02/12/07++................    ARS     150  $   120,579
Republic of Argentina, Global Note,
 11.75%, 04/07/09.......................     USD    225      203,625
Republic of Argentina, Global Senior
 Note, 9.164%, 04/10/05(4)..............            650      585,000
Republic of Argentina, Note, 11.75%,
 02/12/07++.............................          2,000    1,607,500
Republic of Argentina, Series 54,
 Tranche 1, Unsubordinated Note, 8.75%,
 07/10/02++.............................          1,250    1,023,750
Republic of Argentina, Series XW, Global
 Note, 11.00%, 12/04/05.................          4,390    4,055,262
                                             No. of
                                             Shares
                                          -------------
Republic of Argentina, Warrants
 (expiring 12/03/99)+...................          2,940       25,725
                                                         -----------
TOTAL ARGENTINA (Cost $7,779,694)......................    7,621,441
                                                         -----------

 BRAZIL-6.80%
                                            Par (000)
                                          -------------
Federal Republic of Brazil, Bearer Bond,
 5.00%, 04/15/09(4)(5)(6)...............     USD    248      142,600
Federal Republic of Brazil,
 Capitalization Bond, 8.00%,
 04/15/14(1)(5)(6)......................          1,178      768,029
Federal Republic of Brazil, Series L,
 Capitalization Debenture, 8.00%,
 04/15/14(1)(5)(6)......................          1,793    1,169,320
Federal Republic of Brazil, Series L,
 Debt Conversion Bond, 5.9375%,
 04/15/12(3)(5)(6)......................          5,450    3,385,812

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 BRAZIL (CONTINUED)
Federal Republic of Brazil, Series L,
 Debt Conversion Bond, 5.9375%,
 04/15/12(3)(5)(6)......................    USD   2,150  $ 1,335,688
                                                         -----------
TOTAL BRAZIL (Cost $6,499,445).........................    6,801,449
                                                         -----------
 COLOMBIA-2.28%
Republic of Colombia, Global Bond,
 10.875%, 03/09/04......................          1,400    1,344,000
Republic of Colombia, Global
 Unsubordinated Bond, 7.625%,
 02/15/07...............................            200      154,500
Republic of Colombia, Series 9, Euro
 MTN, 7.27%, 06/15/03...................            500      431,250
Republic of Colombia, Yankee Note,
 9.705%, 08/13/05(4)....................            400      345,000
                                                         -----------
TOTAL COLOMBIA (Cost $2,336,018).......................    2,274,750
                                                         -----------
 COSTA RICA-0.34%
Banco Central Costa Rica, Series B,
 Principal Bond, 6.25%, 05/21/15(5)(6)
 (Cost $347,955)........................            400      338,000
                                                         -----------
 ECUADOR-1.54%
The Republic of Ecuador, Par Bond,
 4.00%, 02/28/25(5)(7)..................          3,400    1,326,000
The Republic of Ecuador, Series IE,
 Bearer Bond, 6.1875%,
 12/21/04(2)(5)(6)......................            375      217,500
                                                         -----------
TOTAL ECUADOR (Cost $1,706,324)........................    1,543,500
                                                         -----------
 LATIN AMERICA-0.27%
International Wireless Communications,
 Inc., Senior Secured Note,
 14.00%-25.00%, 08/17/02*(8) (Cost
 $456,942)..............................            323      266,820
                                                         -----------
 MEXICO-6.42%
United Mexican States, Global Bond,
 10.375%, 02/17/09......................          1,525    1,549,781
United Mexican States, Series
 W-B, Par Bond, 6.25%, 12/31/19(5)......          6,500    4,740,450

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 MEXICO (CONTINUED)
United Mexican States, Warrants
 (expiring 02/18/00)+...................          1,977  $   127,517
                                                         -----------
TOTAL MEXICO (Cost $6,450,945).........................    6,417,748
                                                         -----------
 PANAMA-1.19%
                                            Par (000)
                                          -------------
The Republic of Panama, Global Bond,
 9.375%, 04/01/29.......................     USD    775      740,125
The Republic of Panama, Interest
 Reduction Debenture, 4.00%,
 07/17/14(4)(5)(6)......................            600      450,750
                                                         -----------
TOTAL PANAMA (Cost $1,230,667).........................    1,190,875
                                                         -----------
 PERU-1.43%
The Republic of Peru, Front Loaded
 Interest Reduction Bond, 3.75%,
 03/07/17(4)(5)(6)......................          2,250    1,245,938
The Republic of Peru, Past Due Interest
 Bond, 4.50%, 03/07/17(4)(5)(6).........            300      185,063
                                                         -----------
TOTAL PERU (Cost $1,543,989)...........................    1,431,001
                                                         -----------
 VENEZUELA-5.61%
Republic of Venezuela, Global Bond,
 13.625%, 08/15/18......................          2,575    2,369,000
Republic of Venezuela, Series A, Front
 Loaded Interest Reduction Debenture,
 6.00%, 03/31/07(4)(5)(6)...............          3,810    2,929,747
Republic of Venezuela, Series DL, Debt
 Conversion Debenture, 6.3125%,
 12/18/07(3)(5)(6)......................            405      313,817
                                                         -----------
TOTAL VENEZUELA (Cost $4,291,757)......................    5,612,564
                                                         -----------
TOTAL FIXED OR FLOATING RATE INVESTMENTS (Cost
 $32,643,736)..........................................   33,498,148
                                                         -----------
                                                            Value
Descripton                                No. of Shares   (Note A)
--------------------------------------------------------------------
 SHORT-TERM INVESTMENTS-0.58%
 CHILEAN MUTUAL FUNDS-0.58%
Bice Manager Investment Fund............          5,868  $    15,205
Fondo Mutuo Citicorp Cash...............        150,246      327,043
Fondo Mutuo Santander Money Market......         52,512      233,109
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $602,930)...........
                                                             575,357
                                                         -----------

TOTAL INVESTMENTS-97.84%
 (Cost $91,208,807) (Notes A,D)........................   97,824,616
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-2.16%...
                                                           2,164,032
                                                         -----------
NET ASSETS-100.00%.....................................  $99,988,648
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security, not readily marketable (See
           Note F).
#          As of June 30, 1999, the Fund committed to investing
           an additional $711,375 of capital in Emerging
           Markets Ventures, L.P.
(1)        Payment-in-kind bond; of which all or a portion of
           the coupon is being capitalized at periodic
           intervals.
(2)        Floating rate bond; rate resets based on 6-month
           London Interbank Offered Rate ("LIBOR") plus
           0.8125%.
(3)        Floating rate bond; rate resets based on 6-month
           LIBOR plus 0.875%.
(4)        Variable rate bond; coupon varies at periodic
           intervals.
(5)        Brady Bond.
(6)        Pro-rata sinking fund has been established.
(7)        Step-up bond; coupon increases at periodic
           intervals.
(8)        As of March 31, 1998, this investment ceased
           accruing interest.
ADR        American Depositary Receipts.
ARS        Argentine Pesos.
CPO        Ordinary Participation Certificates.
GDR        Global Depositary Receipts.
MTN        Medium Term Note.
ON         Ordinary Shares.
PN         Preferred Shares.
PNA        Preferred Shares, Class A.
PNB        Preferred Shares, Class B.
USD        United States Dollars.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $91,208,807)
 (Note A)...............................     $ 97,824,616
Cash (Note A)...........................        2,163,023
Receivables:
  Interest..............................          838,570
  Dividends.............................          411,639
  Investments sold......................           58,333
Prepaid expenses and other assets.......           17,315
                                             ------------
Total Assets............................      101,313,496
                                             ------------

 LIABILITIES
Payables:
  Capital shares repurchased (Note G)...          464,980
  Investment advisory fees (Note B).....          278,586
  Investments purchased.................          209,231
  Administration fees (Note B)..........           41,187
  Other accrued expenses................          279,727
  Chilean repatriation taxes (Note A)...           51,137
                                             ------------
Total Liabilities.......................        1,324,848
                                             ------------
NET ASSETS (applicable to 6,830,439
 shares of common stock outstanding)
 (Note C)...............................     $ 99,988,648
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($99,988,648
  DIVIDED BY 6,830,439).................           $14.64
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 6,830,439 shares issued and outstanding
 (100,000,000 shares authorized)........     $      6,830
Paid-in capital.........................      121,399,527
Undistributed net investment income.....          774,494
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (28,748,675)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................        6,556,472
                                             ------------
Net assets applicable to shares
 outstanding............................     $ 99,988,648
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $   916,769
  Interest..............................       2,198,994
  Less: Foreign taxes withheld..........         (74,697)
                                             -----------
  Total Investment Income...............       3,041,066
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         573,790
  Administration fees (Note B)..........          85,460
  Audit and legal fees..................          54,295
  Custodian fees........................          44,697
  Accounting fees.......................          40,031
  Printing..............................          39,738
  Directors' fees.......................          19,836
  Transfer agent fees...................          17,833
  NYSE listing fees.....................           8,018
  Insurance.............................           5,700
  Other.................................           7,553
  Brazilian taxes (Note A)..............           6,350
                                             -----------
  Total Expenses........................         903,301
  Less: Fee waivers (Note B)............         (55,113)
                                             -----------
    Net Expenses........................         848,188
                                             -----------
  Net Investment Income.................       2,192,878
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................        (502,950)
  Foreign currency related
   transactions.........................        (525,898)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      17,956,157
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      16,927,309
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $19,120,187
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Six
                                              Months Ended         For the Year
                                             June 30, 1999             Ended
                                              (unaudited)        December 31, 1998
                                             -------------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................      $  2,192,878         $  3,439,779
  Net realized loss on investments and
   foreign currency related
   transactions.........................        (1,028,848)         (25,228,498)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currencies....        17,956,157          (27,737,482)
                                             --------------      -----------------
    Net increase/(decrease) in net
     assets resulting from operations...        19,120,187          (49,526,201)
                                             --------------      -----------------
Dividends to shareholders:
  Net investment income.................                --           (3,566,312)
                                             --------------      -----------------
Capital share transactions:
  Proceeds from 78,479 shares issued in
   reinvestment of dividends............                --            1,069,270
  Cost of 1,094,700 shares and 26,100
   shares, respectively, repurchased
   (Note G).............................       (10,230,846)            (235,428)
                                             --------------      -----------------
    Net increase/(decrease) in net
   assets resulting from capital share
       transactions.....................       (10,230,846)             833,842
                                             --------------      -----------------
    Total increase/(decrease) in net
     assets.............................         8,889,341          (52,258,671)
                                             --------------      -----------------

 NET ASSETS
Beginning of period.....................        91,099,307          143,357,978
                                             --------------      -----------------
End of period...........................      $ 99,988,648*        $ 91,099,307
                                             --------------      -----------------
                                             --------------      -----------------
------------------------------

* Includes undistributed net investment income of $774,494.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                               For the
                              Six Months
                                Ended
                               June 30,                     For the Years Ended December 31,
                                1999+       -----------------------------------------------------------------
                              (unaudited)     1998          1997          1996          1995         1994+
                              -------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning
 of period.................      $11.49        $18.21        $19.07        $17.09        $20.18        $25.73
                              ----------    ---------    ----------    ----------    ----------    ----------
Net investment income......        0.30          0.43          0.11          0.28          0.19          0.09
Net realized and unrealized
 gain/ (loss) on
 investments and foreign
 currency related
 transactions..............        2.45         (6.71)++       1.66          1.93         (3.09)         1.29
                              ----------    ---------    ----------    ----------    ----------    ----------
Net increase/(decrease) in
 net assets resulting from
 operations................        2.75         (6.28)         1.77          2.21         (2.90)         1.38
                              ----------    ---------    ----------    ----------    ----------    ----------
Dividends and distributions
 to shareholders:
  Net investment income....          --         (0.45)        (0.21)        (0.23)           --         (0.07)
  Net realized gain on
   investments and foreign
   currency related
   transactions............          --            --         (2.42)           --         (0.19)        (4.33)
  In excess of net realized
   gains...................          --            --            --            --            --            --
                              ----------    ---------    ----------    ----------    ----------    ----------
Total dividends and
 distributions to
 shareholders..............          --         (0.45)        (2.63)        (0.23)        (0.19)        (4.40)
                              ----------    ---------    ----------    ----------    ----------    ----------
Dilution due to capital
 share rights offering.....          --            --            --            --            --         (2.53)
                              ----------    ---------    ----------    ----------    ----------    ----------
Anti-dilutive impact due to
 capital shares
 repurchased...............        0.40          0.01            --            --            --            --
                              ----------    ---------    ----------    ----------    ----------    ----------
Net asset value, end
 of period.................      $14.64        $11.49        $18.21        $19.07        $17.09        $20.18
                              ----------    ---------    ----------    ----------    ----------    ----------
                              ----------    ---------    ----------    ----------    ----------    ----------
Market value, end of
 period....................     $11.250        $8.188       $14.313       $15.750       $14.750       $18.750
                              ----------    ---------    ----------    ----------    ----------    ----------
                              ----------    ---------    ----------    ----------    ----------    ----------
Total investment
 return(a).................       37.40%       (39.56)%        8.21%         8.26%       (20.34)%      (26.63)%
                              ----------    ---------    ----------    ----------    ----------    ----------
                              ----------    ---------    ----------    ----------    ----------    ----------
RATIOS/SUPPLEMENTAL
DATA
Net assets, end of period
 (000 omitted).............     $99,989       $91,099      $143,358      $150,007      $134,290      $156,673
Ratio of expenses to
 average net assets(c).....        1.85%(b)      2.39%         2.46%         1.70%         2.00%         2.02%
Ratio of expenses to
 average net assets,
 excluding fee waivers.....        1.97%(b)      2.51%         2.58%         1.82%         2.12%           --
Ratio of expenses to
 average net assets,
 excluding taxes...........        1.83%(b)      1.80%         1.68%           --          1.78%         1.72%
Ratio of net investment
 income to average net
 assets....................        4.77%(b)      2.91%         0.53%         1.47%         1.10%         0.63%
Portfolio turnover rate....       73.77%       172.62%       124.98%        50.21%        38.71%        77.81%

                                                                        For the Period
                                                                          August 1,
                                 For the Years Ended December 31,           1990*
                                                                           through
                              --------------------------------------     December 31,
                                 1993          1992          1991            1990

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning
 of period.................       $25.36        $26.05        $14.24         $13.64**
                              ----------    ----------    ----------        -------
Net investment income......         0.08          0.24          0.61           0.29
Net realized and unrealized
 gain/ (loss) on
 investments and foreign
 currency related
 transactions..............        10.18          1.51         14.66           0.58
                              ----------    ----------    ----------        -------
Net increase/(decrease) in
 net assets resulting from
 operations................        10.26          1.75         15.27           0.87
                              ----------    ----------    ----------        -------
Dividends and distributions
 to shareholders:
  Net investment income....        (0.22)           --         (0.63)         (0.27)
  Net realized gain on
   investments and foreign
   currency related
   transactions............        (8.61)        (2.44)        (2.83)            --
  In excess of net realized
   gains...................        (0.04)           --            --             --
                              ----------    ----------    ----------        -------
Total dividends and
 distributions to
 shareholders..............        (8.87)        (2.44)        (3.46)         (0.27)
                              ----------    ----------    ----------        -------
Dilution due to capital
 share rights offering.....        (1.02)           --            --             --
                              ----------    ----------    ----------        -------
Anti-dilutive impact due to
 capital shares
 repurchased...............           --            --            --             --
                              ----------    ----------    ----------        -------
Net asset value, end
 of period.................       $25.73        $25.36        $26.05         $14.24
                              ----------    ----------    ----------        -------
                              ----------    ----------    ----------        -------
Market value, end of
 period....................      $31.500       $24.375       $26.500        $11.125
                              ----------    ----------    ----------        -------
                              ----------    ----------    ----------        -------
Total investment
 return(a).................        89.45%         2.35%       167.96%        (18.35)%
                              ----------    ----------    ----------        -------
                              ----------    ----------    ----------        -------
RATIOS/SUPPLEMENTAL
DATA
Net assets, end of period
 (000 omitted).............     $140,458      $102,259      $104,435        $57,081
Ratio of expenses to
 average net assets(c).....         2.06%         2.61%         2.30%          3.27%(b)
Ratio of expenses to
 average net assets,
 excluding fee waivers.....           --            --            --             --
Ratio of expenses to
 average net assets,
 excluding taxes...........           --          2.31%           --             --
Ratio of net investment
 income to average net
 assets....................         1.45%         1.15%         2.85%          5.10%(b)
Portfolio turnover rate....        70.17%        55.40%        82.39%         52.49%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.31 per share.
+ Based on average shares outstanding except for dividends and distributions to shareholders, if any, which are based on actual dividends and distributions paid.
++ Includes a $0.05 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program for the year ended December 31, 1998.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   18

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Investment Fund, Inc. (the "Fund") was incorporated in Maryland on April 17, 1990 and commenced investment operations on August 1, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 1999, the Fund held 6.65% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,968,194 and fair value of $6,649,621. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1999, the interest rate was 4.00%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1998, the Fund had a capital loss carryforward of $22,881,266 which expires in 2006.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1998, within the Fund's prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses of $72,132 and $3,037,861, respectively.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by Latin American countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended June 30, 1999, the Fund incurred no such expense.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% Contribucao Provisoria sobre Movimentacaoes Financieras ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. For the six months ended June 30, 1999, the Fund incurred $6,350 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchanges are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries, which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repo, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
may claim any resulting loss against the seller; collectibility of such claims may be limited. At June 30, 1999, the Fund had no such agreements.

NOTE B. AGREEMENTS

Credit Suisse Asset Management ("CSAM"), formerly BEA Associates, serves as the Fund's investment adviser, with respect to all investments other than sovereign debt. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.0625% of the first $100 million of the Fund's average weekly net assets, 0.9775% of the next $50 million of the Fund's average weekly net assets and 0.8925% of amounts over $150 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the six months ended June 30, 1999, CSAM earned $487,722 for advisory services, of which CSAM waived $46,846. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 1999, CSAM was reimbursed $6,447 for administrative services rendered to the Fund.

Salomon Brothers Asset Management Inc. ("SBAM") serves as the Fund's investment adviser, with respect to sovereign debt. In return for its services, SBAM is paid an annual fee, calculated weekly and paid quarterly, equal to 0.1875% of the first $100 million of the Fund's average weekly net assets, 0.1725% of the next $50 million of the Fund's average weekly net assets and 0.1575% of amounts over $150 million. SBAM has agreed to waive its portion of the advisory fee previously payable to the former sub-advisers. For the six months ended June 30, 1999, advisory fees amounted to $86,068, of which $8,267 was waived by SBAM.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM and SBAM, computed weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly net assets. For the six months ended June 30, 1999, these sub-advisory fees amounted to $22,967.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 1999, BSFM earned $45,873 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $57,500 at June 30, 1999) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin, which is calculated, and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $5,900 at June 30, 1999). For the six months ended June 30, 1999, Celfin earned $33,140 and $2,969 for administrative and accounting services, respectively.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 6,830,439 shares outstanding at June 30, 1999, CSAM owned 7,169 shares.

--------------------------------------------------------------------------------
   22

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1999 was $91,915,464. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $5,909,152, was composed of gross appreciation of $11,668,929 for those investments having an excess of value over cost and gross depreciation of $5,759,777 for those investments having an excess of cost over value.

For the six months ended June 30, 1999, purchases and sales of securities, other than short-term investments, were $65,667,498 and $76,060,259, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the six months ended and at June 30, 1999. Upon termination of the above agreement with BankBoston, N.A., the Fund entered into a credit agreement with Deutsche Bank AG and State Street Bank and Trust Company effective July 28, 1999.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of June 30, 1999, per share value of such securities and percentage of net assets which the securities comprise.

                                                                                                     PERCENT
                                          NUMBER                              FAIR VALUE   VALUE       OF
                                            OF       ACQUISITION                  AT        PER        NET
SECURITY                                  SHARES        DATES         COST     06/30/99    SHARE     ASSETS
---------------------------------------  --------  ----------------  -------  ----------  --------  ---------
Emerging Markets Ventures, L.P.........    5,333        01/22/98     $ 5,434  $   5,010   $  0.94      0.01
Emerging Markets Ventures, L.P.........  234,746        05/06/98     239,183    220,518      0.94      0.22
Emerging Markets Ventures, L.P.........  115,870        07/07/98     118,060    108,847      0.94      0.11
Emerging Markets Ventures, L.P.........   91,609        10/27/98      93,340     86,057      0.94      0.08
Emerging Markets Ventures, L.P.........   52,774        02/26/99      52,774     49,575      0.94      0.05
Emerging Markets Ventures, L.P.........   21,376        04/19/99      21,376     20,080      0.94      0.02
Jamaican Assets I L.P..................  397,486        07/29/97     400,595    334,330      0.84      0.33
Jamaican Assets I L.P..................  397,487        10/17/97     400,596    334,330      0.84      0.34
Venworld Telecommunications............   24,887        07/30/92     501,978    270,951     10.89      0.27
Venworld Telecommunications............   15,253        08/07/92     314,981    166,063     10.89      0.17

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. From October 21, 1998 through December 31, 1998, the Fund repurchased 26,100 of its shares for a total cost of $235,428 at a weighted average discount of 25.43% from net asset value. The discount of individual repurchases ranged from 25.31% - 25.83%. For the six months ended June 30, 1999, the Fund repurchased 1,094,700 of its shares for a total cost of $10,230,846 at a weighted average discount of 23.09% from net asset value. The discount of individual repurchases ranged from 17.55% - 27.68%.

--------------------------------------------------------------------------------
   24

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 11, 1999, the annual meeting of shareholders of The Latin America Investment Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
James J. Cattano                                                                      5,724,766    717,285   1,124,288
Riordan Roett                                                                         5,709,138    732,913   1,124,288

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Peter A. Gordon, George W. Landau, Martin M. Torino, William W. Priest, Jr. and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 1999.

                                                                           FOR       AGAINST    ABSTAIN    NON-VOTES
                                                                        ----------  ---------  ----------  ----------
                                                                         6,350,045     56,172      35,834   1,124,288

(3) To approve a shareholder proposal providing that the advisory contract between the Fund and Credit Suisse Asset Management be terminated.

                                                                         FOR       AGAINST     ABSTAIN    NON-VOTES
                                                                      ----------  ----------  ----------  ----------
                                                                       1,154,790   5,214,868      72,393   1,124,288

The required votes were not received to approve the above proposal.

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Latin America Investment Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps

--------------------------------------------------------------------------------
   26
records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the

--------------------------------------------------------------------------------

Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-9697; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

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   28

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Investment Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1999, CSAM-Americas managed approximately $42.8 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatInv" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmFd". The Fund's New York Stock Exchange trading symbol is LAM. Weekly comparative net asset value (NAV) and market price information about The Latin America Investment Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Investment Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

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
DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director
James J. Cattano                Director
Peter A. Gordon                 Director
George W. Landau                Director
Riordan Roett                   Director
Martin M. Torino                Director
William W. Priest, Jr.          Chairman of the Board of Directors
Richard W. Watt                 President, Chief Investment Officer
                                and Director
Emily Alejos                    Investment Officer
Hal Liebes                      Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary
Rocco A. Del Guercio            Vice President
Robert M. Rizza                 Treasurer

INVESTMENT ADVISERS

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

Salomon Brothers Asset Management Inc.
7 World Trade Center
New York, NY 10048

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                          [LOGO]

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